SUPPLEMENT DATED SEPTEMBER 12, 2012
TO
STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2012

WEALTHQUESTTM III VARIABLE UNIVERSAL LIFE
CONTRACT FORM NUMBERS WQVUL08 AND WQVUL
ISSUED BY
AMERICAN NATIONAL INSURANCE COMPANY
THROUGH ITS
AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT

This supplement updates certain information contained in your Statement of Additional Information.  Please read it carefully and keep it for future reference.

As of September 4, 2012, ANICO Financial Services, Inc. (“ANFS”), a subsidiary of American National Insurance Company (“American National”), replaced Securities Management and Research, Inc. (“SM&R”) as the Principal Underwriter for the WealthQuest III Variable Universal Life.  On that date, American National and SM&R terminated their Distribution and Selling Agreement, and American National entered into a new Distribution and Administrative Services Agreement with ANFS.  ANFS’s address and officer and directors are disclosed in this supplement.

On page 1, the Principal Underwriter reference is deleted and replaced with the following:

ANICO Financial Services, Inc.
One Moody Plaza, Suite 1423
Galveston, TX  77550*

*As of September 4, 2012, ANFS entered a Distribution and Administrative Services Agreement with American National to act as the Principal Underwriter for the WealthQuest III Variable Universal Life.

On pages 3-4, in the section titled “Sale of the Contracts”, delete the eight paragraphs and replace with the following:

We have entered into a Distribution and Administrative Services Agreement (the “Distribution Agreement”) with ANICO Financial Services, Inc. (“ANFS”), one of our subsidiaries, pursuant to which ANFS serves as the distributor and principal underwriter of the Contracts.  ANFS, a Texas corporation organized in 2010, is registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934 (“1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).  ANFS’s main offices are located at One Moody Plaza, Suite 1423, Galveston, TX  77550.

ANFS offers the Contracts on a continuous basis through selling agreements with other broker/dealers (“selling brokers”) registered under the 1934 Act. The selling brokers sell the Contracts through registered representatives.  Those registered representatives are registered with FINRA and, as necessary, with the states in which they do business.  Those registered representatives are also licensed as insurance producers in the states in which they do business and are appointed by us.

Pursuant to the Distribution Agreement and an Expense Sharing Agreement, we have agreed to provide ANFS service and facilities and to assume all expenses of ANFS in consideration of ANFS serving as principal underwriter for our variable products.  Commissions are paid to the selling brokers under their respective agreements with ANFS. ANFS passes through the commissions it receives to the selling brokers for their respective sales.  We may also pay other marketing related expenses associated with the promotion and sale of the Contracts.  The amount of commissions we pay may vary based on a number of factors.

Commission paid during the first 5 Contract Years is determined as a percentage of premium paid not to exceed the amount of premium that can be paid without the Contract becoming a modified endowment contract under the Internal Revenue Code.  The maximum commission, however, will not exceed 16% of actual premium paid during the first 5 Contract Years.  Trail commissions are paid in Contract Year 6 and thereafter at an annual rate of 0.25% of the Accumulation Value.  At the end of the 25th Contract Month, a persistency commission of 10% of the target premium amount will be paid.  Target premium for purposes of the 10% persistency commission is determined by using a number of factors including actual premium paid, Specified Amount and each Insured's age, gender and underwriting class.

When a Contract is sold through a selling broker, we pay the entire sales commission directly to the selling broker; that broker may retain a portion of the commission before it pays the registered representative who sold the Contract.

In addition to such commissions, we may pay dining or entertainment expenses for the selling brokers or their representatives.  The selling brokers may from time to time invite us to participate in conferences sponsored by the selling broker.  The selling broker typically requests that we pay a fee ranging from $500 to $100,000 for our participation, but the amount actually paid is usually negotiated.  In calendar year 2011, the actual fees paid ranged from $500 to $60,000, depending upon our level of participation in the conference.  Finally, we may pay a selling broker an additional sales incentive contingent upon a specified level of qualifying premium of variable life insurance sales.  Currently, we do not have selling brokers qualifying for such contingent incentives.

To date, no commissions have been paid to ANFS.  Securities, Management & Research (“SM&R”) served as the principal underwriter of this product through September 4, 2012.  We paid aggregate underwriting commissions of $2,790,344, $2,476,510 and $2,907,757, in 2011, 2010 and 2009, respectively, to SM&R for the sale of variable life insurance contracts and variable annuity contracts by its registered representatives and by the selling brokers.  SM&R did not retain any of these commissions.

We intend to recover commissions, marketing, administrative and other expenses and costs of Contract benefits through fees and charges imposed under the Contracts.  Commissions paid on the Contracts, including other sales incentives and marketing payments, are not charged directly to you or to your Accumulation Value.

ANFS’s Officers and Directors are as follows:

Name	Position	Principal Business Address

James E. Pozzi	Director, Chairman of the Board	One Moody Plaza
Galveston, Texas 77550

John J. Dunn, Jr.	Director	One Moody Plaza
Galveston, Texas 77550

David A. Behrens	Director	One Moody Plaza
Galveston, Texas 77550

James A. Collura	President, Chief Executive Officer	One Moody Plaza
Galveston, Texas 77550

Dwain A. Akins	Vice President, Chief Compliance	One Moody Plaza, Suite 1423
	Officer	Galveston, Texas 77550

Steven D. Geib	Vice President, Chief Financial	One Moody Plaza
	Officer, Controller	Galveston, Texas 77550